Condensed Financial Information of the Parent Company - Schedule of Condensed Statements of Loss (Details) - Parent Company [Member]	6 Months Ended
	Jun. 30, 2025 HKD ($)	Jun. 30, 2025 USD ($)	Jun. 30, 2024 HKD ($)
Operating expenses:
General and administrative expenses	$ (25,847)	$ (3,293)	$ (138,030)
Total operating expenses	(25,847)	(3,293)	(138,030)
Loss before income taxes	(25,847)	(3,293)	(138,030)
Income tax expense
Net loss	$ (25,847)	$ (3,293)	$ (138,030)